                             FORM 8-K


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549




                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):   JULY 30, 1996
                                                 ................


                    GREATER COMMUNITY BANCORP
 .................................................................
      (Exact name of registrant as specified in its charter)


      NEW JERSEY                  0-14294            22-2545165
 .................................................................
  (State or other             (Commission        (IRS Employer
  jurisdiction of              File No.)          Identification No.)
  incorporation)

        55 UNION BOULEVARD, TOTOWA, NEW JERSEY            07512
  .................................................................
       (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code: 201-942-1111
                                                   ..............



 .................................................................
  (Former name or former address, if changed since last report)

  Item 5.  Other Events.

          On July 30, 1996, Greater Community Bancorp (formerly
Great Falls Bancorp) announced that its Board of Directors had approved a plan to reacquire the Corporation's shares from time to time in the open market.

     Shares acquired under the plan will be used to assist in funding obligations under outstanding stock options, the Dividend
Reinvestment Plan and for stock dividends that may be issued in the future.

     Total shares reacquired under the plan will not exceed 10% of the Corporation's outstanding shares in any 24-month period, and the gross consideration paid for the aggregate of all stock reacquisitions during any 12-month period will be less than 10% of the Corporation's consolidated net worth unless the Corporation receives approval from the Federal Reserve Board.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREAT FALLS BANCORP
                                   ..............................
                                           (Registrant)


       August 5, 1996                   /s/ George E. Irwin
Date .........................     ..............................
                                           (Signature)

                                        GEORGE E. IRWIN
                                        PRESIDENT AND C.O.O.